Exhibit 10.16b

                      THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement ("Third Amendment") is entered into this 14th day of February, 1996, by and between The Barbers, Hairstyling For Men & Women, Inc. ("Borrower") and Norwest Bank Minnesota, National Association ("Bank").

WHEREAS, the Borrower and the Bank executed a Credit Agreement dated July 8, 1994, amended by a First Amendment dated February 24, 1995 and a Second Amendment dated March 29,1995 (together referred to as the "Agreement") with regard to repayment of the obligations of the Borrower to the Bank as more fully described in the Agreement ("Obligations"); and

Whereas, the Borrower has requested that the Bank increase the Termination Date of the Agreement to April 30, 1997;

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the Borrower and the Bank hereby agree as follows:

1. AMENDMENTS TO TERMS. Except as revised, amended or modified herein, all other terms and conditions of the Agreement and all other loan documents attached thereto or incorporated therein remain in full force and effect and are incorporated herein and shall remain fully enforceable and in effect and survive and default herein by Borrower.

         1.1 Section 1.16 of the Agreement shall be amended to delete "April 30, 1996" and insert "April 30, 1997."

2.       AMENDMENTS TO CREDIT.

         2.1 Section 2.2 of the Agreement is hereby amended by changing the interest rate margin referenced in said Section from three-fourths percent (.75%) to one-half percent (.50%).

3.       NEW NOTE. Borrower shall execute and deliver to the Bank a promissory note in the original principal amount of $1,000,000.00 in the form attached hereto as Exhibit "A" (the "New Note") to evidence the renewal of the Current Note and not as payment of the Current Note. All references in the Agreement to the Current Note shall herein refer to the "New Note."

4.       AMENDMENTS TO THE TERM LOAN.

         4.1 Section 3.2 of the Agreement is hereby amended by changing the interest rate margin referenced in said Section from one percent (1.00%) to three-fourths percent (.75%).

5.       AMENDMENTS TO COVENANTS.

         5.1 Section 8.1 of the Agreement is hereby amended by changing the year referenced in said section from 1995 to 1996.

         5.2 Section 8.2 of the Agreement shall be amended to delete "Permit its Tangible Net Worth to be less than $1,811,000.00 as of September 29, 1995" to "Permit its Tangible Net Worth to be less than $2,000,000.00 as of September 29, 1996."

         5.3 Section 8.3 of the Agreement is hereby amended by changing the date referenced in said section from September 29, 1995 to September 29, 1996.

         5.4 Section 8.4 of the Agreement is hereby amended by changing the year referenced in said section from 1995 to 1996.

6.       SECURITY.

         6.1 To secure the New Note and the performance of its additional obligations as set forth hereunder, the Borrower shall, at the Bank's sole election, execute and deliver to the Bank on or before the Closing Date further Security Agreements and financing statements, in form and substance satisfactory to the Bank, granting to the Bank a first security interest in inventory, accounts receivable, machinery, equipment, furniture, fixtures, and general intangibles, now owned or hereafter acquired. The Borrower acknowledges that the bank currently has a security interest in the Borrower's inventory, accounts receivable, machinery, equipment, furniture, fixtures, and general intangibles pursuant to a Security Agreement dated July 8, 1994.

7. NOTIFICATION. Section 11.4.B. of the Agreement is hereby amended by changing Bank address and contact person as follows:
                       Norwest Bank Minnesota, National Association
                       St Paul Office
                       55 East 5th Street
                       St Paul, MN 55101
                       Attention: Brian J. Opp, Vice President

8. RELEASE. In consideration of the accommodations by the Bank hereunder, Borrower does hereby, on behalf of itself, its agents, insurers, heirs, successors and assigns, releases, acquits and forever discharges the Bank and Norwest Corporation (and any and all of their parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of their present and former directors, officers, agents and employees) from any and all claims, demand or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise which the Borrower has had, now has, or has made claim to have against any such party for or by reason of any act, omission, matter, cause or thing whatsoever from the beginning of time to and including the date of the Third Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9. ADVICE OF COUNSEL. Borrower acknowledges that it has reviewed this Third Amendment in its entirety, having consulted such legal, tax or other advisors as it deems appropriate, and understands and agrees to each of the provisions of the Third Amendment, and future acknowledges that it has entered into this Third Amendment voluntarily.

10. FULL FORCE AND EFFECT. Except as revised, amended, or modified herein, all other terms and conditions of the Agreement and all other loan documents attached thereto or incorporated therein remain in full force and effect and are incorporated herein and shall remain fully enforceable and in effect and survive and default herein by Borrower.

11. ACKNOWLEDGMENT. Borrower acknowledges that nothing contained in this Third Amendment or any prior actions or inactions of the Bank shall be construed as a waiver of the Bank's existing rights and remedies under the New Note, the Agreement, or the collateral documents; nor shall the Bank's actions or inactions constitute a course of dealing.

         IN WITNESS WHEREOF, the parties hereto have duly executed the Third Amendment as of the day and year first above written.

THE BARBERS, HAIRSTYLING                 NORWEST BANK MINNESOTA,
FOR MEN & WOMEN, INC.                    NATIONAL ASSOCIATION
By: /s/ J. Brent Hanson                  By: /s/ Brian J. Opp
Its: Vice President & CFO                Its: Vice President


                            SECOND AMENDMENT TO NOTE

         THIS SECOND AMENDMENT is made on the 14th day of February, 1996 and is by and between The Barbers, Hairstyling For Men & Women, Inc. (the "Borrower"), and Norwest Bank Minnesota, National Association (the "Bank").

         REFERENCE IS HEREBY MADE to that certain Promissory Note dated July 8, 1994, as amended by a First Amendment dated March 29, 1995 (as amended, the "Note") made by the Borrower in the face amount of $300,000.00 payable to the Bank. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Note.

         WHEREAS, the Borrower and the Bank have agreed to modify the rate at which interest on the Note accrues;

         NOW, THEREFORE, in consideration of the premises and for other valuable consideration received, it is agreed as follows;

         1. The Note is hereby amended by changing the margin above the Base Rate referenced in the first paragraph of the Note from "one percent ( 1.0%)" to "three-fourths percent (.75%)".

         2. The effective date of this Second Amendment shall be February 14, 1996.

         3. Except as expressly modified by this Second Amendment, the Note remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, the Borrower and the Bank have executed this Second Amendment on the date first written above.

THE BARBERS, HAIRSTYLING                 NORWEST BANK MINNESOTA,
FOR MEN & WOMEN, INC.                    NATIONAL ASSOCIATION
By: /s/ J. Brent Hanson                  By: /s/ Brian J. Opp
Its: Vice President & CFO                Its: Vice President



                                PROMISSORY NOTE

$1,000,000.00                                                  FEBRUARY 14, 1996

         FOR VALUE RECEIVED, the undersigned, THE BARBERS, HAIRSTYLING FOR MEN & WOMEN, INC., a Minnesota corporation with offices in Minneapolis, Minnesota, promises to pay on April 30, 1997 to the order of Norwest Bank Minnesota, National Association (the "Bank") at the Bank's St. Paul Office in St. Paul, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank's liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid, at an annual rate equal to one-half percent (.50%) in excess of the rate of interest established from time to time by the Bank as its Base Rate. The interest rate of this Note shall change simultaneously with each change in the Base Rate and shall be calculated on the basis of actual number of days elapsed and a 360-day year.

         Interest on this Note is payable ON DEMAND, but until such demand is made, interest shall be payable monthly, commencing February 29, 1996, and continuing on the last day of each succeeding month.

         This Note constitutes the Current Note issued pursuant to the provisions of that certain Credit Agreement dated as of July 8, 1994, as amended February 24, 1995 and March 29, 1995, and as amended of even date herewith (collectively referred to as the "Credit Agreement") made between the undersigned and the Bank. Reference is hereby made to the Credit Agreement for a statement of the terms pursuant to which the indebtedness evidenced hereby was created, is secured, may be voluntarily prepaid, may be reborrowed, and may be accelerated.

         Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event that this Note is not duly paid. The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and may release any security for, or any party to, this Note, without notifying or releasing any accommodation of maker, endorser, or guarantor from liability in connection with this Note. Presentment or other demand for payment, notice of dishonor, and protest are hereby waived by the undersigned and each endorser or guarantor. This Note shall be governed by the substantive laws of the State of Minnesota.

                                        THE BARBERS, HAIRSTYLING
                                        FOR MEN & WOMEN, INC.

                                        By: /s/ J. Brent Hanson
                                        Its: Vice President & CFO